Exhibit 10.2

GUARANTY AND SECURITY AGREEMENT

        THIS GUARANTY AND SECURITY AGREEMENT (this “Agreement”) dated as of November 7, 2008 is entered into by LANDAMERICA 1031 EXCHANGE SERVICES, INC., a Maryland corporation (the “Guarantor”), in favor of and for the benefit of CHICAGO TITLE INSURANCE COMPANY, an insurance company domiciled in the State of Nebraska (the “Lender”). The Guarantor and the Lender are each referred to herein as a "Party" and collectively as the "Parties". Capitalized terms used herein and not herein defined shall have the meanings assigned thereto in the Credit Agreement defined below.

W I T N E S S E T H

        WHEREAS, the Lender has entered into a Credit Agreement of even date herewith (the "Credit Agreement") with LandAmerica Financial Group, Inc., a Virginia corporation and the ultimate parent company of the Guarantor (the "Borrower"), pursuant to which the Lender will make Advances to the Borrower on terms and conditions set forth in the Credit Agreement; and

        WHEREAS, as a condition precedent and material inducement to the Lender's entering into the Credit Agreement, the Guarantor has agreed to irrevocably and unconditionally guarantee the due and punctual payment and performance of all of the Borrower's obligations under the Credit Agreement and the other Loan Documents; and

        WHEREAS, to secure the Guarantor's guarantee obligations hereunder and the Borrower's obligations under the Credit Agreement and the other Loan Documents, the Guarantor has agreed to grant to the Lender a first priority security interest in certain securities held in securities accounts with securities intermediaries; and

        WHEREAS, it is a condition to the execution and delivery by the Lender of the Credit Agreement and the making of the Loans thereunder that the Guarantor shall have executed and delivered this Agreement; and

        WHEREAS, the Guarantor is a wholly owned subsidiary of the Borrower and it is expressly intended by the Borrower and the Lender that the Advances made under the Credit Agreement will be contributed or otherwise provided in cash directly to the Guarantor and utilized by the Guarantor to fund its customer withdrawal obligations; and

        WHEREAS, as a result thereof, the Guarantor will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and from the proceeds of the Loans from time to time disbursed to the Borrower pursuant to the Credit Agreement and then contributed to the Guarantor by the Borrower, and the Guarantor is willing to execute and deliver this Agreement in order to induce the Lender to extend such credit and disburse such Loans;

        NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make available to the Borrower the borrowings contemplated by the Credit Agreement, the Guarantor hereby agrees as follows:

ARTICLE I.

GUARANTY

        Section 1.01.        Guaranty. The Guarantor hereby unconditionally, absolutely and irrevocably guarantees to the Lender, as primary obligor and not merely as surety the due, punctual and full payment of the obligations of the Borrower under the Credit Agreement, including, without limitation, all interest, principal, fees and other amounts from time to time due or to become due with respect to the Loan and the Obligations (the "Guaranteed Obligations"), without offset, deduction or counterclaim. This guaranty is a primary obligation of the Guarantor, is a continuing obligation of the Guarantor and is a guaranty of payment and not merely of collection. The obligations of the Guarantor under this Agreement shall remain in full force and effect until the payment in full or other satisfaction of all the Guaranteed Obligations.

        Section 1.02.        Guarantor's Obligations Absolute. The Guaranteed Obligations together with the obligations of the Guarantor arising under this Agreement with respect to the costs and expenses incurred by the Lender in enforcing this Agreement (hereinafter referred to collectively as the "Guarantor Obligations") shall remain in full force and effect without regard to, and shall not be affected or impaired by the following, any of which actions may be taken without the consent of, or notice to, the Guarantor, nor shall any of the following give the Guarantor any recourse or right of action against the Lender:

        (a)        Any express or implied amendment, modification, renewal, addition, supplement, extension, rearrangement or acceleration of or to, or any consent to departure from any Loan Document (including, without limitation, extensions beyond the original term or any change in time, place or manner of payment, or any increase in the amount of the Loans or the Commitment);

        (b)        Any exercise or non-exercise by the Lender of any right or privilege under this Agreement or any other Loan Document;

        (c)        Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Guarantor or the Borrower or any of their respective Subsidiaries or any action taken with respect to any other Loan Document by any trustee, conservator, custodian, or receiver, or by any court, in any such proceeding, whether or not the Guarantor shall have had notice or knowledge of any of the foregoing;

        (d)        Any release or discharge of the Borrower from any liability under any Loan Document or any release or discharge of any other party at any time directly or contingently liable for the Guaranteed Obligations or any obligations of the Borrower to the Lender;

        (e)        Any assignment or other transfer of this Agreement or any other Loan Document in whole or in part;

        (f)        Any change in the ownership of the Borrower or in the legal form in which it is organized, and any change in or restructuring or termination of the structure or existence of the Borrower;

        (g)        Any acceptance of partial performance of the Guaranteed Obligations;

        (h)        Any taking, exchange, release or non-perfection of the Pledged Collateral (as hereinafter defined) or any other collateral for all or any of the Guaranteed Obligations or any other obligations of the Borrower to the Lender;

        (i)        Any manner of application of the Pledged Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations or any manner of sale or other disposition of the Pledged Collateral or any other collateral for all or any of the Guaranteed Obligations or any other obligations of the Borrower to the Lender; or

        (j)        Any other circumstance (including, without limitation, the existence of or reliance on any representation by the Lender) which might otherwise constitute a defense available to, or a discharge of, the Borrower or a surety or a guarantor.

        Section 1.03.        Waivers. The Guarantor unconditionally waives any defense to the enforcement of this Agreement, including, without limitation:

        (a)        All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Agreement;

        (b)        Any right to require the Lender to proceed against the Borrower at any time, or to proceed against or exhaust the Pledged Collateral or any other collateral held by the Lender at any time, or to pursue any other remedy whatsoever at any time;

        (c)        The defense of any statute of limitations affecting the liability of the Guarantor hereunder, the liability of the Borrower under any Loan Document, or the enforcement thereof, to the extent permitted by law;

        (d)        Any defense arising by reason of (i) any provisions of law that conflict with the terms of any Loan Document, (ii) any invalidity or unenforceability of any Loan Document or any provision thereof, (iii) any disability of the Borrower or the Guarantor, (iv) any manner in which the Lender has exercised its rights and remedies pursuant to any Loan Document, or (v) any cessation from any cause whatsoever of the liability of the Borrower or any guarantor;

        (e)        Any defense based upon exhaustion of or an election of remedies by the Lender which destroys or otherwise impairs the subrogation rights of the Guarantor or the rights of the Guarantor to proceed against the Borrower or any guarantor for reimbursement, or both;

        (f)        Any duty of the Lender to advise the Guarantor of any facts or information known to the Lender regarding the financial condition of the Borrower and all other facts and circumstances in any way affecting the Borrower’s ability to perform its obligations to the Lender, it being agreed that the Guarantor assumes the responsibility for being and keeping informed regarding such condition or any such facts or circumstances; and

        (g)        Any rights of subrogation, reimbursement, exoneration, contribution and indemnity, and any rights or claims of any kind or nature against the Borrower which arise out of or are caused by this Agreement, and any rights to enforce any remedy which Lender now has or may hereafter have against the Borrower, and, during the continuance of a Default or an Event of Default, any benefit of, and any right to participate in, the Pledged Collateral or any other collateral now or hereafter held by the Lender.

        Section 1.04.        Subrogation. The Guarantor understands and acknowledges that the exercise by the Lender of certain rights and remedies may affect or eliminate the Guarantor's right of subrogation against the Borrower or any other guarantor and that the Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, the Guarantor hereby authorizes and empowers the Lender, its successors, endorsees and/or assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of the Guarantor that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Agreement to the contrary, until the payment or other satisfaction in full of all the Guaranteed Obligations, the Guarantor hereby waives any claim or other rights which the Guarantor may now have or hereafter acquire against the Borrower of all or any of the obligations that arise from the existence or performance of this Agreement or any Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of the Lender against the Borrower, the Pledged Collateral or any other collateral which the Lender hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute, regulation, common law or other generally accepted source of law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.

        Section 1.05.        Independent and Separate Obligations. The Guarantor Obligations hereunder are independent of the obligations of the Borrower under the Credit Agreement and, in the event of any default hereunder or thereunder, a separate action or actions may be brought and prosecuted against the Guarantor whether or not the Guarantor is the alter ego of the Borrower, and whether or not the Borrower is joined therein or a separate action or actions are brought against the Borrower. The Lender’s rights hereunder shall not be exhausted until all of the Guaranteed Obligations have been fully paid and performed.

        Section 1.06.        Repayments. If a claim is ever made upon the Lender for repayment of any amount or amounts received by it in payment of the Guaranteed Obligations (whether or not all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by the Lender) and the Lender repays all or any part of said amount, then, notwithstanding any revocation or termination of this Agreement or the cancellation of any Loan Document, as the case may be, the Guarantor shall be and remain severally liable to the Lender for the amount so repaid to the same extent as if such amount had never originally been received by the Lender.

ARTICLE II.

GRANT OF SECURITY INTEREST

        Section 2.01.        Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Guaranteed Obligations (the “Secured Obligations”), including, without limitation, each Advance and the Loan due or to become due (together with any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefor), certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by the Borrower to the Lender, the Guarantor hereby assigns and grants to the Lender (for itself and its successors and permitted assigns) a continuing first lien on and security interest in, to and under (a) the Auction Rate Securities listed on Annex I, together with all replacements, substitutions, distributions, income, profits, products and cash and non-cash Proceeds thereof (including insurance proceeds) in any form and wherever located, (b) Securities Account no.170-90010-1-8-777 established at Citi Smith Barney and the financial assets credited thereto, (c) Securities Account no.156000906 established at SunTrust Bank and the financial assets credited thereto, (d) all other property that may be delivered to and held by the Lender pursuant to the terms of this Section 2.1, (e) all rights and privileges of the Guarantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above, and (f) all written or electronically recorded books and records relating to any such securities held in the securities accounts, as described on Annex I and other rights relating thereto (collectively, the “Pledged Collateral”), provided that “Pledged Collateral” shall not include any of the auction rate securities, in a maximum aggregate par amount of USD$75,000,000.00, transferred or to be transferred in order to generate the Additional 1031 Liquidity, and provided, further, that "Pledged Collateral" shall also not include any other securities or financial assets that are not the Auction Rate Securities listed on Annex I, it being understood that the Guarantor will endeavor to remove the non-Auction Rate Securities from the securities accounts prior to the initial Advance under the Credit Agreement. The grant hereby of the security interest in the Pledged Collateral is subject to the receipt of the Required Consents.

        Section 2.02.        Lien Documents. In addition to this Agreement, the Guarantor shall also execute and deliver one or more securities account control agreements in favor of the Lender with each of the securities intermediaries who hold or have possession of any of the Pledged Collateral, which agreements shall be in the customary form that provides the Lender, as secured party, with sole "control" over the applicable securities account and the securities contained therein and shall otherwise be in form and substance reasonably acceptable to the Lender (each, an “Account Control Agreement”). The Guarantor further agrees to execute any and all agreements, documents, instruments and writings reasonably required to evidence, perfect or protect the Lender’s lien and security interest in the Pledged Collateral, including, without limitation, the first priority of such security interest, as the Lender may reasonably request from time to time. The Guarantor authorizes the Lender at the Guarantor’s expense to file any financing statements and/or amendments thereto relating to the Pledged Collateral (without the Guarantor’s signature thereon) which the Lender deems appropriate. The Guarantor irrevocably appoints the Lender as its attorney in fact to execute any such financing statements in the Guarantor’s name and to perform all other acts which the Lender deems appropriate to perfect and to continue perfection of the security interest of the Lender.

        Section 2.03.        Other Actions. The Guarantor shall, without cost or charge to the Lender, do anything further that may be lawfully and reasonably required by the Lender to secure the Lender in the Pledged Collateral, in accordance with the terms and provisions of the Loan Documents, and effectuate the intentions and objects of this Agreement, including, but not limited to, the execution and delivery of the Account Control Agreements, financing statements, continuation statements, amendments to financing statements, and any other documents reasonably required hereunder or by the Lender from time to time. Upon the occurrence and continuance of an Event of Default, the Lender may at any time and from time to time, with or without notice to the Guarantor or the Borrower, transfer into the name of the Lender (or the name of Lender’s nominee) any of the Pledged Collateral, and receive and direct the disposition of any proceeds of any Pledged Collateral. The proceeds realized from the sale or other disposition of any Pledged Collateral may be applied, after allowing two (2) Business Days for collection, first to the reasonable costs, expenses and attorneys’ fees and expenses incurred by the Lender for collection and for sale and delivery of the Pledged Collateral; secondly, to interest due upon any of the Guaranteed Obligations; and thirdly, to the principal amount of the Guaranteed Obligations. If any deficiency shall arise, the Guarantor shall remain liable to the Lender therefor.

        Section 2.04.        Distributions. In the event that any interest, distributions or dividends are paid to and received by the Guarantor with respect to the Pledged Collateral, such dividend or distribution shall be received in trust for the benefit of the Lender and shall be segregated from other funds of the Guarantor.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

The Guarantor represents and warrants as follows:

        (a)        It is duly organized, validly existing, and in good standing in the jurisdiction of its incorporation and, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect, each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

        (b)        It has the power and authority to make and perform this Agreement and the other Loan Documents to which it is a party, including the pledge of the Pledged Collateral. It has (i) all requisite power and authority to enter into and perform this Agreement and the other Loan Documents to which it is a party and incur the obligations provided for herein and therein, and (ii) taken all proper and necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party.

        (c)        The execution and performance of this Agreement and the other Loan Documents and the consummation of the transactions contemplated by this Agreement or the other Loan Documents (including the pledge of the Pledged Collateral) does not require any consent (other than the Required Consents), approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Guarantor. The execution, delivery and performance of this Agreement and each Loan Document, and the making of the Advances under the Credit Agreement will not violate any law, government rule or regulation, or any writ, order or decree of any court or governmental authority, or conflict with the organizational documents, minutes or resolutions of the Guarantor or violate or constitute a default under, or result in the creation of any Lien upon any of its property or assets pursuant to (immediately or with the passage of time), any law, regulation, contract, agreement or instrument to which the Guarantor is a party, or by which it is bound. The Guarantor is not in violation of its organizational documents, minutes or bylaws (or any amendments or supplements thereto).

        (d)        This Agreement and all other Loan Documents, when delivered, will be valid and binding upon it, and enforceable in accordance with their respective terms, subject to the effect of (i) bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws relating to or affecting the rights of creditors generally, and (ii) the application of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

        (e)        The Guarantor has good title to and is the sole legal, beneficial and of record owner of the Pledged Collateral, free and clear of any Lien other than Permitted Liens. The Pledged Collateral constitutes all of the auction rate securities that are held by or for the benefit of the Guarantor, other than the auction rate securities to be transferred in order to generate the 1031 Liquidity. The Auction Rate Securities, together with the auction rate securities to be transferred to generate the 1031 Liquidity, have an aggregate par amount of more than $230 million as of the date hereof, and the Auction Rate Securities in which the Lender has a first priority security interest have an aggregate par amount of not less than approximately $155 million as of the date hereof. Other than its Permitted Lien with respect to its regularly scheduled service fees that are currently owing from time to time, neither of the securities intermediaries who hold the Auction Rate Securities have any right of set-off against the Pledged Collateral.

        (f)        The grant of the security interests hereunder creates valid security interests in the Pledged Collateral, securing the payment of all amounts owing or to become owing hereunder and under the Credit Agreement, and upon execution and delivery of the Account Control Agreements, the security interests in the Pledged Collateral will be a perfected, first priority security interest, and the Lender will have "control" of the Pledged Collateral, as defined in Section 9-106 of the UCC.

        (g)        Other than the execution and delivery of the Account Control Agreements and the obtaining of the Required Consents, no authorization, consent, approval, or other action by, and no notice to or filing with, any governmental or regulatory body or other Person is required either (i) for the grant or perfection of the first priority security interest by the Guarantor in the Pledged Collateral pursuant to this Agreement or the execution, delivery or performance of this Agreement by the Guarantor, or (ii) for the exercise by the Lender of the remedies in respect of the Pledged Collateral pursuant to this Agreement or the Account Control Agreements (except as may be required in connection with such disposition by laws affecting the offering or sale of securities or collateral generally).

        (h)        The list of the securities that comprise the Pledged Collateral, attached hereto as Annex I, is true, correct and complete, and the securities intermediaries shown on Annex I have possession of the Pledged Collateral solely on behalf of and for the benefit of the Guarantor.

        Section 3.02.        Reliance on Representations. The Guarantor is not relying on any representations or warranties whatsoever, express, implied, at common law, statutory or otherwise, except for the representations or warranties expressly set out in this Agreement, the Credit Agreement and in the Merger Agreement.

ARTICLE IV.

COVENANTS OF THE GUARANTOR

        Section 4.01.        Covenants. The Guarantor covenants that so long as the Commitment shall be outstanding or any portion of the Guaranteed Obligations shall remain unpaid or unsatisfied, the Guarantor shall fully comply with all of the covenants set forth in Article 6 of the Credit Agreement, as though it is the party obligated to abide thereby. In addition, so long as the Commitment shall be outstanding or any portion of the Guaranteed Obligations shall remain unpaid or unsatisfied, the Guarantor shall (i) deliver to the Lender, within two (2) Business Days of receipt, copies of all statements received from securities intermediaries or others regarding the Pledged Collateral, together with any other notices or information received or obtained regarding the value of the Pledged Collateral, (ii) not permit the Pledged Collateral to be used in violation of any applicable law, (iii) use commercially reasonable efforts to defend the Pledged Collateral against all claims and demands of all Persons, and (iv) promptly deliver to the Lender all instruments or documents which are Pledged Collateral in tangible form, appropriately endorsed to the Lender's order.

ARTICLE V.

COLLATERAL MATTERS

        Section 5.01.        Security Interest Absolute. All rights of the Lender and security interests hereunder, and all obligations of the Guarantor hereunder, shall be absolute and unconditional irrespective of:

        (i)        any lack of validity or enforceability of this Agreement, the Credit Agreement or any other agreement or instrument relating thereto;

        (ii)        any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations, or any other amendment or waiver of or any consent to any departure from this Agreement or the Credit Agreement;

        (iii)        any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from the Credit Agreement for all or any of the obligations hereunder or under the Credit Agreement; or

        (iv)        any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of, the obligations hereunder or under the Credit Agreement.

        Section 5.02.        Lender Appointed Attorney-in-Fact. The Guarantor hereby appoints the Lender the Guarantor’s attorney-in-fact, with full authority in the place and stead of the Guarantor and in the name of the Guarantor or otherwise, from time to time in the Lender’s discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement.

        Section 5.03.        Lender May Perform. If the Guarantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Guarantor under Section 7.12.

        Section 5.04.        Reasonable Care. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its property, it being understood that the Lender shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

ARTICLE VI.

REMEDIES UPON DEFAULT

        Section 6.01.        If any Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing, then all of the following shall be applicable:

        (a)        If requested by the Lender, the Guarantor will promptly assemble the Pledged Collateral and make it available to the Lender in a place to be designated by the Lender and cooperate with the Lender to substitute the name of the Lender on the securities accounts held by the securities intermediaries in which the Pledged Collateral is held.

        (b)        The Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the “UCC”) in effect in any applicable jurisdiction at that time, and the Lender may also, without notice as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Guarantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to the Guarantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Notwithstanding the foregoing, the Guarantor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Collateral, by reason of certain prohibitions contained in applicable United State federal and state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof; and the Guarantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner; and the Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the applicable United States federal and state securities laws, even if such issuer would agree to do so.

        (c)        Any cash held by the Lender as Pledged Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 7.12) in whole or in part by the Lender against, all or any part of the obligations hereunder and/or under the Credit Agreement in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the obligations hereunder and under the Credit Agreement shall be paid over to the Guarantor or to whosoever may be lawfully entitled to receive such surplus.

        (d)        The Lender may demand and collect all amounts owing with respect to the securities constituting the Pledged Collateral (either in Guarantor’s name or the Lender's name at the latter's option), with the right to enforce, compromise, settle or discharge any such amounts.

        (e)        The Lender shall have the right, in addition to all other rights and remedies available to it, to set-off against the unpaid balance of the Guaranteed Obligations.

        Section 6.02.        Nature of Remedies. All rights, options and remedies granted the Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and the Lender may proceed with any number of remedies at the same time until the Guaranteed Obligations are paid in full. The exercise of any one right, option or remedy shall not be deemed a release of any other right, option or remedy, and upon the occurrence and continuance of an Event of Default, the Lender may proceed against any or all of the Pledged Collateral.

ARTICLE VII.

MISCELLANEOUS

        Section 7.01.        Reference to Statute or Regulation. A reference herein to a statute or to a regulation issued by a governmental agency includes the statute or regulation in force as of the date hereof, together with all amendments and supplements thereto and any statute or regulation substituted for such statute or regulation, unless the specific language or the context of the reference herein clearly includes only the statute or regulation in force as of the date hereof. A reference herein to a governmental agency, department, board, commission or other public body or to a public officer includes an entity or officer which or who succeeds to substantially the same functions as those performed by such public body or officer as of the date hereof, unless the specific language or context of the reference herein clearly includes only such public body or public officer as of the date hereof.

        Section 7.02.        Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and transmitted to the Lender, on the one hand, or to the Borrower for and on behalf of the Guarantor, on the other, in each case in accordance with, and to the addresses set forth in, the notice provisions set forth in the Credit Agreement.

        Section 7.03.        Amendments, Etc. No amendment or waiver of any provision of this Agreement nor any consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        Section 7.04.        Survival of Representations and Warranties. All representations, warranties, covenants and agreements made in this Agreement and in any certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement, the making of Advances under the Loan, and shall continue in full force and effect so long as any Obligation is outstanding, there exists any commitment by the Lender to the Borrower, or until this Agreement is formally terminated in writing.

        Section 7.05.        Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer its rights hereunder without the prior written consent of the Lender.

        Section 7.06.        Construction. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to its rules pertaining to conflict of laws except insofar as the laws of another jurisdiction may, by reason of mandatory provisions of law, govern the perfection, priority and enforcement of security interests in the Pledged Collateral. Unless otherwise defined herein or in the Credit Agreement, terms defined in Articles 8 and 9 of the UCC are used herein as therein defined.

        Section 7.07.        Severability. Any provision contained in any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

        Section 7.08.        Waiver of Trial by Jury; Jurisdiction.

        (a)        Any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any Party on or with respect to this Agreement or any other document which in any way relates, directly or indirectly, to the Loan or the Guaranty provided hereunder or any event, transaction, or occurrence arising out of or in any way connected with the Loan or the Guaranty, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury.

        (b)        THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THEY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO. THE GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AFFILIATE OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. THE GUARANTOR ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ACCEPT THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

        (c)        For the purpose of any suit, action or proceeding arising out of or relating to this Agreement, the Pledged Collateral or any Loan Document, the Guarantor hereby irrevocably consents and submits to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof. The Guarantor irrevocably waives any objection which it may now or hereinafter have to the laying of the venue of any suit, action or proceeding brought in such a court has been brought in an inconvenient forum and agrees that service of process in accordance with the foregoing sentence shall be deemed in every respect effective and valid personal service of process upon the

Guarantor. The provisions of this Section shall not limit or otherwise affect the right of the Lender to institute and conduct action in any other appropriate manner, jurisdiction or court.

        Section 7.09.        Entire Agreement. This Agreement and the Loan Documents represent the entire agreement between the Lender and the Guarantor with respect to the financing transactions to which they relate.

        Section 7.10.        Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original and such counterparts shall constitute but one and the same instrument.

        Section 7.11.        Consent; Waivers.

        (a)        No failure or delay on the part of any party hereto in exercising any right, power or privilege under the Loan Documents shall operate as a waiver of any right, power or privilege, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right except as and to the extent that the assertion of such right, power or privilege shall be barred by an applicable statute of limitations.

        (b)        No single or partial exercise of, or abandonment or discontinuance of steps to enforce, any right, power or privilege under the Loan Documents shall preclude any other or further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

        Section 7.12.        Expenses. The Guarantor will upon demand pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of the Lender hereunder, or under the Credit Agreement or any other Loan Document, or (iii) the failure by the Guarantor to perform or observe any of the provisions hereof.

        Section 7.13.        Waiver of Certain Defenses. To the fullest extent permitted by applicable law, upon the occurrence of any Event of Default, neither the Guarantor nor anyone claiming by or under the Guarantor will claim or seek to take advantage of any law requiring the Lender to attempt to realize upon any Collateral or collateral of any surety or other guarantor, or any appraisement, evaluation, stay, extension, or exemption laws now or hereafter in force in order to prevent or hinder the enforcement of this Agreement. The Guarantor, for itself and all who may at any time claim through or under the Guarantor, hereby expressly waives to the fullest extent permitted by law the benefit of all such laws.

        Section 7.14.        LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM (a “Dispute”) THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE CREDIT AGREEMENT, OR THE OTHER

LOAN DOCUMENTS, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE, WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

        Section 7.15.        Continuing Security Interest; Transfer of Credit Agreement. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of the Lender and its successors, transferees and assigns. Upon the payment in full of the Secured Obligations, the Guarantor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

LANDAMERICA 1031 EXCHANGE SERVICES, INC.

By: /s/ Theodore L. Chandler, Jr.
Name: Theodore L. Chandler, Jr.
Title: Chairman & Chief Executive Officer

ACKNOWLEDGED AND AGREED:

CHICAGO TITLE INSURANCE COMPANY

By: /s/ Michael L. Gravelle
Name: Michael L. Gravelle
Title: Executive Vice President,
Legal and Corporate Secretary